UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934




        Date of Report (Date of earliest event reported): August 27, 2004




                             The Wilber Corporation
                             ----------------------
             (Exact name of registrant as specified in its charter)




         New York                       001-31896                 15-6018501
         --------                       ---------                 ----------
(State or other jurisdiction          (Commission            (IRS Employer
        of incorporation)             File Number)           Identification No.)




                    245 Main Street, Oneonta, New York 13820
                    ----------------------------------------
                    (Address of principal executive offices)



       Registrant's telephone number, including area code: (607) 432-1700
                                                           --------------



                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
          ------------

     On August 27, 2004, The Wilber Corporation issued a press release announcing the approval of a stock repurchase program. The press release is filed as Exhibit 99.1 to this report.

Item 9.01 Financial Statements and Exhibits.
          ---------------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits.

    Exhibit

      No.     Description
      ---     -----------

     99.1 Press release, dated August 27, 2004 announcing stock repurchase program.


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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             THE WILBER CORPORATION
                                             ----------------------
                                                 (Registrant)

Date: August 27, 2004
                                             /s/ Alfred S. Whittet
                                             -----------------------------------
                                             Alfred S. Whittet
                                             President & Chief Executive Officer



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




                                  EXHIBIT INDEX

Exhibit
No.          Description
---          -----------

99.1         Press release, dated August 27, 2004








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